UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MISCOR Group, Ltd. (“MISCOR”), on December 5, 2007 (the “Original 8-K”), announcing the completion of the acquisition by Magnetech Industrial Services, Inc. (“Magnetech”), a wholly-owned subsidiary of MISCOR, of all the issued and outstanding units of membership interest in 3-D Service, Ltd. (“3-D”), an Ohio limited liability company, on November 30, 2007.  The sole purpose of this Amendment No. 1 is to provide the historical financial statements of 3-D as required by Item 9.01(a), and the pro forma financial information as required by Item 9.01(b), in connection with Magnetech’s acquisition of all the issued and outstanding units of membership interest in 3-D, which financial statements were not included in the Original 8-K.  Please refer to the Original 8-K for further discussion of Magnetech’s acquisition of 3-D.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  The audited financial statements of 3-D as of and for the year ended December 31, 2006, and as of and for the nine months ended September 30, 2007, are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(b)  Pro Forma Financial Information.  Unaudited pro forma condensed combining financial information of MISCOR, giving effect to the acquisition of 3-D by Magnetech, presented in accordance with Article 11 of Regulation S-X, is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

(d)  Exhibits.

Exhibit No.	Description

2.1*†	3-D Membership Interest Purchase Agreement dated November 30, 2007, by and among Magnetech Industrial Services, Inc., BDeWees, Inc., and XGen III, Ltd.
4.1*	Amendment to Conversion Option dated November 28, 2007, by and among MISCOR Group, Ltd., Magnetech Industrial Services, Inc., and John A. Martell
10.1*	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to BDeWees, Inc.
10.2*	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to XGen III, Ltd.
10.3*	Lease between 3D3E Ltd., Landlord, and 3-D Service, Ltd., Tenant, and Guaranty of MISCOR Group, Ltd., dated November 30, 2007
10.4*†	Securities Purchase Agreement dated November 30, 2007, by and among Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., and MISCOR Group, Ltd.
10.5*	Amended and Restated Registration Rights Agreement dated November 30, 2007, by and between MISCOR Group, Ltd., Tontine Capital Partners, L.P., and Tontine Capital Overseas Master Fund, L.P.
10.6*	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and BDeWees, Inc.
10.7*	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and XGen III, Ltd.
10.8*@	Employment Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Bernard L. DeWees
10.9*	Guaranty of Thomas J. Embrescia dated November 30, 2007
10.10*	Guaranty of Bernard L. DeWees dated November 30, 2007
10.11*	Non-Compete Agreement dated November 30, 2007, between Magnetech industrial Services, Inc., and Bernard L. DeWees
10.12*	Non-Compete Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Thomas J. Embrescia
99.1*	Press Release dated December 3, 2007, reporting acquisition of 3-D membership interest units, financing transaction with Tontine, and reverse stock split
99.2*	Restated Irrevocable Proxy of John A. Martell
99.3	3-D audited financial statements as of and for the year ended December 31, 2006, and as of and for the nine months ended September 30, 2007
99.4	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to MISCOR’s Original 8-K, filed on December 5, 2007.
†
MISCOR has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

@	Denotes a management or compensatory contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: February 13, 2008

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*†	3-D Membership Interest Purchase Agreement dated November 30, 2007, by and among Magnetech Industrial Services, Inc., BDeWees, Inc., and XGen III, Ltd.
4.1*	Amendment to Conversion Option dated November 28, 2007, by and among MISCOR Group, Ltd., Magnetech Industrial Services, Inc., and John A. Martell
10.1*	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to BDeWees, Inc.
10.2*	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to XGen III, Ltd.
10.3*	Lease between 3D3E Ltd., Landlord, and 3-D Service, Ltd., Tenant, and Guaranty of MISCOR Group, Ltd., dated November 30, 2007
10.4*†	Securities Purchase Agreement dated November 30, 2007, by and among Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., and MISCOR Group, Ltd.
10.5*	Amended and Restated Registration Rights Agreement dated November 30, 2007, by and between MISCOR Group, Ltd., Tontine Capital Partners, L.P., and Tontine Capital Overseas Master Fund, L.P.
10.6*	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and BDeWees, Inc.
10.7*	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and XGen III, Ltd.
10.8*@	Employment Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Bernard L. DeWees
10.9*	Guaranty of Thomas J. Embrescia dated November 30, 2007
10.10*	Guaranty of Bernard L. DeWees dated November 30, 2007
10.11*	Non-Compete Agreement dated November 30, 2007, between Magnetech industrial Services, Inc., and Bernard L. DeWees
10.12*	Non-Compete Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Thomas J. Embrescia
99.1*	Press Release dated December 3, 2007, reporting acquisition of 3-D membership interest units, financing transaction with Tontine, and reverse stock split
99.2*	Restated Irrevocable Proxy of John A. Martell
99.3	3-D audited financial statements as of and for the year ended December 31, 2006, and as of and for the nine months ended September 30, 2007
99.4	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to MISCOR’s Original 8-K, filed on December 5, 2007.
†
MISCOR has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

@	Denotes a management or compensatory contract.